Exhibit 21.1

LIST OF SUBSIDIARIES
(as of December 31, 2016)

ENTITY	STATE OF ORIGIN
Physicians Realty L.P.	Delaware
Ziegler-Florida 4, LLC	Wisconsin
Ziegler-Michigan 5, LLC	Wisconsin
Ziegler-Georgia 6, LLC	Wisconsin
Ziegler-Michigan 6, LLC	Wisconsin
Ziegler-Georgia 7, LLC	Wisconsin
Ziegler-Texas 8, LLC	Wisconsin
Ziegler-El Paso 8 Limited Partnership	Wisconsin
Ziegler-Ohio 9, LLC	Wisconsin
Ziegler-Illinois 12, LLC	Wisconsin
Ziegler-Michigan 12, LLC	Wisconsin
Ziegler-Tennessee 14, LLC	Wisconsin
Ziegler-Maine 15, LLC	Wisconsin
Ziegler-Wisconsin 16, LLC	Wisconsin
Ziegler-Georgia 17, LLC	Wisconsin
Ziegler-Illinois 18, LLC	Wisconsin
Ziegler-Ohio 19, LLC	Wisconsin
Ziegler-Georgia 20, LLC	Wisconsin
Ziegler-Georgia 21, LLC	Wisconsin
Ziegler-Arizona 23, LLC	Wisconsin
Ziegler-Wisconsin 24, LLC	Wisconsin
Sandwich Development Partners, LLC	Illinois
Remington Development Partners, LLC	Illinois
DOC-FSH El Paso Medical Center, LLC	Wisconsin
DOC-FSH El Paso Medical Center Partners, LLC	Wisconsin
DOC-LifeCare Plano LTACH	Wisconsin
DOC-ELFP Atlanta MOBs, LLC	Wisconsin
DOC-CCSC Crescent City Surgical Centre, LLC	Wisconsin
Crescent City Surgical Centre Facility, L.L.C.	Louisiana
DOC-MP TXAZ, LLC	Wisconsin
DOC-Greymark HQ OKC MOB, LLC	Wisconsin
DOC-SSH Slidell Surgical Center, LLC	Wisconsin
DOC-Cornerstone Pensacola MOB, LLC	Wisconsin
DOC-CONS Columbus MOB, LLC	Wisconsin
Eastwind MOB, LLC	Ohio
DOC-CCSC Crescent City Land, LLC	Wisconsin
DOC-Great Falls MT ASC, LLC	Wisconsin
DOC-FSH San Antonio Hospital, LLC	Wisconsin
DOC-FSH San Antonio MOB, LLC	Wisconsin
DOC-PDMC Atlanta, LLC	Wisconsin
DOC-21st Century Sarasota, LLC	Wisconsin
DOC-LifeCare Pittsburgh LTACH, LLC	Wisconsin
DOC-LifeCare Ft. Worth LTACH, LLC	Wisconsin
DOC-Pinnacle Harrisburg MOBs, LLC	Wisconsin
DOC-SBO MOB, LLC	Wisconsin
DOC-Grenada MOB, LLC	Wisconsin
DOC-Carmel MOB, LLC (Ground Lease)	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-MSMOC Jackson MOB, LLC	Wisconsin
DOC-Premier Landmark MOBs, LLC	Wisconsin
DOC-PMP Monroe MOB, LLC	Wisconsin
DOC-Summit Bloomington MOB, LLC	Wisconsin
DOC-Renaissance Oshkosh MOB, LLC	Wisconsin
DOC-Baylor Mansfield ASC, LLC	Wisconsin
DOC-SIM Monroe ASC, LLC	Wisconsin
DOC-Oaks Lady Lake MOB, LLC	Wisconsin
DOC-CRMC Carlisle, MOB LLC	Wisconsin
DOC-WSUPG Troy MOB, LLC	Wisconsin
DOC-6138 Kennerly Road MOB, LLC	Delaware
DOC-Indiana 7 MOB, LLC	Wisconsin
DOC-2625 Market Place MOB, LLC	Wisconsin
DOC-4518 Union Deposit MOB, LLC	Wisconsin
DOC-4520 Union Deposit MOB, LLC	Wisconsin
DOC-240 Grandview Avenue MOB, LLC	Wisconsin
DOC-32 Northeast Drive MOB, LLC	Wisconsin
DOC-1755 Curie Drive MOB, LLC	Wisconsin
DOC-3100 Lee Trevino Drive MOB, LLC	Wisconsin
DOC-9999 Kenworthy Street MOB, LLC	Wisconsin
DOC-9085 Southern Street MOB, LLC	Wisconsin
Southern Point LLC	Delaware
DOC-3100 Plaza Properties Boulevard MOB, LLC	Wisconsin
Zangmeister Center LLC	Delaware
DOC-170 Taylor Station Road MOB, LLC	Wisconsin
COG Real Estate Partners II, LLC	Ohio
DOC-560 North Cleveland Avenue MOB, LLC	Wisconsin
Cardinal Westerville II LLC	Ohio
DOC-1810 Stadium Drive MOB, LLC	Wisconsin
DOC-500 18th Street MOB, LLC	Wisconsin
DOC-633 19th Street MOB, LLC	Wisconsin
DOC-920 18th Street MOB, LLC	Wisconsin
DOC-705 17th Street MOB, LLC	Wisconsin
DOC-615 19th Street MOB, LLC	Wisconsin
DOC-1800 10th Avenue MOB, LLC	Wisconsin
DOC-2000 10th Avenue MOB, LLC	Wisconsin
DOC-1942 North Avenue MOB, LLC	Wisconsin
DOC-1900 10th Avenue MOB, LLC	Wisconsin
DOC-1968 North Avenue MOB, LLC	Wisconsin
DOC-2200 Hamilton Road MOB, LLC	Wisconsin
DOC-610 19th Street MOB, LLC	Wisconsin
DOC-Middletown Medical MOBs, LLC	Wisconsin
DOC-311 West Fairchild Street MOB, LLC	Wisconsin
DOC-2633 Napoleon Avenue MOB, LLC	Wisconsin
DOC-8550 Naab Street MOB, LLC* (converted to DE LLC – DOC-8550 Naab Road MOB, LLC)	Wisconsin
DOC-24 Physicians Drive MOB, LLC	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-207 Stonebridge Boulevard ASC, LLC	Wisconsin
DOC-DG Holding, LLC	Wisconsin
DOC-10709 Wayzata Boulevard MOB, LLC	Wisconsin
DOC-15450 State Highway 7 MOB, LLC	Wisconsin
DOC-1155 County Road E MOB, LLC	Wisconsin
DOC-2422 20th Street SW MOB, LLC	Wisconsin
DOC-5700 Bottineau Boulevard MOB, LLC	Wisconsin
DOC-7770 Dell Road MOB, LLC	Wisconsin
DOC-3400 West 66th Street MOB, LLC	Wisconsin
DOC-6350 143rd Street MOB, LLC	Wisconsin
MMB Medical Partners, LLC	Delaware
MTKA II MP LLC	Delaware
VH Medical Partners LLC	Delaware
Crystal Medical Building, LLC	Minnesota
Savage Medical Building, LLC	Minnesota
Dell Medical Building, LLC	Minnesota
DOC-MSM Greenwood MOBs, LLC	Wisconsin
CAN Real Estate, LLC	Indiana
DOC-Indiana American MOBs, LLC	Wisconsin
DOC-MP Holding, LLC	Wisconsin
DOC-4352 North Josey Lane MOB, LLC	Wisconsin
DOC-7308 Bridgeport Way W MOB, LLC	Wisconsin
DOC-309 Renaissance, LLC	Wisconsin
DOC-3701 Avalon Park W Boulevard MOB, LLC	Wisconsin
DOC-CCP MOBs, LLC	New York
DOC-2511 Terra Crossing Boulevard MOB, LLC	Wisconsin
DOC-9118 Bluebonnet Centre Boulevard MOB, LLC	Wisconsin
DOC-19900 Haggerty Road MOB, LLC	Wisconsin
DOC-679 East County Line Road MOB, LLC*	Wisconsin
DOC-600 Health Park Boulevard MOB, LLC	Wisconsin
DOC-5319 Hoag Drive MOB, LLC	Wisconsin
DOC-15255 Max Leggett Parkway MOB, LLC	Wisconsin
DOC-3833 Coon Rapids Boulevard NW MOB, LLC	Wisconsin
DOC-2605 East Creeks Edge Drive MOB, LLC	Wisconsin
DOC-1701B Pelham Road South MOB, LLC	Wisconsin
DOC-244 Coatsland Drive MOB, LLC	Wisconsin
DOC-1710 North Randall Road MOB, LLC	Wisconsin
DOC-250 Fame Avenue MOB, LLC	Wisconsin
DOC-3602 Kyoto Gardens Drive MOB, LLC	Wisconsin
DOC-5401 South Congress Avenue MOB, LLC	Wisconsin
DOC-3730 Plaza Way MOB, LLC	Wisconsin
DOC-2030 Stringtown Road MOB, LLC	Ohio
DOC-3815 East Bell Road MOB, LLC	Wisconsin
DOC-13555 West McDowell Road MOB, LLC	Wisconsin
DOC-10815 West McDowell Road MOB, LLC	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-9250 North 3rd Street MOB, LLC	Wisconsin
DOC-MP Kyle, LLC	Wisconsin
DOC-Katy Medical MOBs, LLC	Wisconsin
DOC-7277 Smith’s Mill Road MOB, LLC	Wisconsin
DOC-16838 East Palisades Boulevard MOBs, LLC	Wisconsin
DOC-Great Falls Holding, LLC	Wisconsin
DOC-2000 Lewis Turner Boulevard MOB, LLC	Wisconsin
DOC-2101 Northside Drive MOB, LLC	Wisconsin
DOC-411 North Section Street MOB, LLC	Wisconsin
DOC-1624 North McKenzie Street MOB, LLC	Wisconsin
DOC-669 South McKenzie Street MOB, LLC	Wisconsin
DOC-12601 Sorrento Road MOB, LLC	Wisconsin
DOC-5150 North Davis Highway MOB, LLC	Wisconsin
DOC-1299 Industrial Drive MOB, LLC	Wisconsin
DOC-5101 North Davis Highway MOB, LLC	Wisconsin
DOC-10800 Panama City Beach Parkway MOB, LLC	Wisconsin
DOC-12600 Sorrento Road MOB, LLC	Wisconsin
DOC-4397 Ronald Reagan Boulevard ASC, LLC	Wisconsin
DOC-3510 Old Washington Road MOB, LLC	Wisconsin
DOC-LM Kansas City MOB, LLC	Wisconsin
DOC-3311 North 44th Street MOBs, LLC	Wisconsin
DOC-1203 Smizer Mill Road MOB, LLC	Wisconsin
DOC-Nashville MOB, LLC	Wisconsin
Cambridge Nashville Medical Center, L.P.	Tennessee
DOC-1709 Medical Park Drive MOB, LLC	Wisconsin
DOC-17270 Red Oak Drive MOB, LLC	Wisconsin
Great Falls Clinic-Frauenshuh, LLC	Minnesota
DOC-1155 SE Monterey Road ASC, LLC	Wisconsin
DOC-300 Lake Drive East MOB, LLC	Wisconsin
DOC-1609 Hospital Parkway MOB, LLC	Wisconsin
DOC-2405 North Columbus Street MOB, LLC	Wisconsin
DOC-21 Laurel Avenue MOB, LLC	Wisconsin
DOC-67 Prospect Avenue MOB, LLC	Wisconsin
DOC-6220 West Bell Road ASC, LLC	Wisconsin
DOC-833 St. Vincent’s Drive MOB, LLC	Wisconsin
DOC-2660 10th Avenue South MOB, LLC	Wisconsin
DOC-2700 10th Avenue South MOB, LLC	Wisconsin
DOC-633 Emerson Road MOB, LLC	Wisconsin
DOC-890 North Blue Jay Way MOB, LLC	Wisconsin
DOC-5757 Harper Drive NE MOB, LLC	Wisconsin
DOC-2947 Rodeo Park Drive East MOB, LLC	Wisconsin
DOC-2213 Decatur Highway ASC, LLC	Wisconsin
DOC-2900 Curve Crest MOB, LLC	Wisconsin
DOC-14688 Everton Avenue MOB, LLC	Wisconsin
DOC-FREH El Paso, LLC*	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-1624 South I Street MOB, LLC	Wisconsin
DOC-1802 South Yakima Street MOB, LLC	Wisconsin
DOC-34509 9th Avenue South MOB, LLC	Wisconsin
DOC-100 East Liberty Street MOB, LLC	Wisconsin
DOC-250 East Liberty Street MOB, LLC	Wisconsin
DOC-3920 Dutchmans Lane MOB, LLC	Wisconsin
DOC-1903 West Hebron Lane MOB, LLC	Wisconsin
DOC-1111 West Frank Avenue MOB, LLC	Wisconsin
DOC-1105 West Frank Avenue MOB, LLC	Wisconsin
DOC-16929 Frances Street MOB, LLC	Wisconsin
DOC-1930 Port of Tacoma Road MOB, LLC	Wisconsin
DOC-225 Abraham Flexner Way MOB, LLC	Wisconsin
DOC-Harrodsburg Road MOBs, LLC	Wisconsin
DOC-1451 Harrodsburg Road MOB, LLC	Wisconsin
DOC-4419 North Highway 7 MOB, LLC	Wisconsin
DOC-1 St. Vincent Circle MOB, LLC	Wisconsin
DOC-5 St. Vincent Circle MOB, LLC	Wisconsin
DOC-908 North Howard MOB, LLC	Wisconsin
DOC-401 East Gold Coast Road MOB, LLC	Wisconsin
DOC-1118 NW 16th Street MOB, LLC	Wisconsin
DOC-4075 East 128th Avenue MOB, LLC	Wisconsin
DOC-350 Peak One Drive MOB, LLC	Wisconsin
DOC-3101 Summit View Drive MOB, LLC	Wisconsin
DOC-1301 West Frank Avenue MOB, LLC	Wisconsin
DOC-6401 Kimball Drive MOB, LLC	Wisconsin
DOC-11311 Bridgeport Way MOB, LLC	Wisconsin
DOC-1149 Market Street MOB, LLC	Wisconsin
DOC-1900 Bluegrass Avenue MOB, LLC	Wisconsin
DOC-4500 Churchman Avenue MOB, LLC	Wisconsin
DOC-2111 Landmark Circle MOB, LLC	Wisconsin
DOC-1351 East McPherson Highway MOB, LLC	Wisconsin
DOC-600 West N. Boulevard MOB, LLC	Wisconsin
DOC-1973 South John Young Parkway MOB, LLC	Wisconsin
DOC-12635 West Bluemound Road MOB, LLC	Wisconsin
DOC-1905 West Hebron Lane MOB, LLC	Wisconsin
DOC-3200 West 33rd Street MOB, LLC	Wisconsin
DOC-310 North 9th Street MOB, LLC	Wisconsin
DOC-725 Glenwood Drive MOB, LLC	Wisconsin
DOC-810 East Rosser Avenue MOB, LLC	Wisconsin
DOC-1212 East Main Street MOB, LLC	Wisconsin
DOC-1310 East Main Avenue MOB, LLC	Wisconsin
DOC-1708 South Yakima Street MOB, LLC	Wisconsin
DOC-2116 West Faidley Avenue MOB, LLC	Wisconsin
DOC-2255 East Mossy Oaks Drive MOB, LLC	Wisconsin
DOC-2420 South State Street MOB, LLC	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-2500 Sunset Drive NW MOB, LLC	Wisconsin
DOC-3219 Central Avenue MOB, LLC	Wisconsin
DOC-4402 Churchman Avenue MOB, LLC	Wisconsin
DOC-7440 West 91st Street MOB, LLC	Wisconsin
DOC-11045 Lansing Circle MOB, LLC	Wisconsin
DOC-11109 South 84th Street MOB, LLC	Wisconsin
DOC-12809 West Dodge Road MOB, LLC	Wisconsin
DOC-16221 St. Vincent Way MOB, LLC	Wisconsin
DOC-16940 Lakeside Hills Plaza MOB, LLC	Wisconsin
DOC-17030 Lakeside Hills Plaza MOB, LLC	Wisconsin
DOC-17198 St. Luke’s Way MOB, LLC	Wisconsin
DOC-2001 Beam Avenue MOB, LLC	Wisconsin
DOC-Ocala Villages, LLC	Wisconsin
DOC-100 Pilot Medical Drive MOB, LLC	Wisconsin
DOC-DG Hazelwood MOB, LLC	Wisconsin
DOC-Unity Lafayette MOBS, LLC	Wisconsin
DOC-Medical Village at Maitland, LLC	Wisconsin
DOC-225 Crosslake Drive MOB, LLC	Wisconsin
DOC-1003 Reserve Boulevard MOB, LLC	Wisconsin
DOC-1320 Broadcasting Road MOB, LLC	Wisconsin
DOC-8116 Good Luck Road MOB, LLC	Wisconsin
DOC-Dutchmans Lane Property LLC	Wisconsin
DOC-4100 Park Forest MOB (Unit 4), LLC*	Michigan
DOC-4100 Park Forest MOB, LLC	Michigan
DOC-4000 Medical Center Drive MOB, LLC	Wisconsin
DOC-5100 West Taft Road MOB, LLC	Wisconsin
DOC-Desert Cove MOB, LLC*	Wisconsin
DOC-1561 Ulster Avenue MOB, LLC*	Delaware
CEI Drive MOB, LLC	Ohio
DOC-20745 North Scottsdale Road MOB, LLC	Wisconsin
DOC-629 Delozier Way MOB, LLC	Wisconsin
DOC-3925 North Gateway Drive MOB, LLC	Wisconsin
DOC-6734 Route 9 MOB, LLC	Wisconsin
DOC-Scottsdale IRF, LLC	Wisconsin
DOC-4033 Eastern Sky Drive MOB, LLC	Wisconsin
DOC-4921 Long Prairie Road MOB, LLC	Wisconsin
DOC-4951 Long Prairie Road MOB, LLC	Wisconsin
DOC-4780 North Josey Lane MOB, LLC	Wisconsin
DOC-5000 Long Prairie Road MOB, LLC	Wisconsin
DOC-201 North Mountain Road MOB, LLC	Wisconsin